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                                                                    EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Forms S-8 (No. 33-87592, No. 33-60369, No. 33-60373 and No. 33-
60371) of J. Ray McDermott, S.A. of our report dated May 14, 1999 relating to the consolidated financial statements of J. Ray McDermott, S.A. which appears in this Form 10-K.


PricewaterhouseCoopers LLP



New Orleans, Louisiana
June 9, 1999